GPM -SUM SUP-1 022013
Summary Prospectus Supplement dated February 20, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, Y and Investor Class shares of the Fund listed below:
Invesco Gold & Precious Metals Fund
Effective February 21, 2013, the following information replaces in its entirety the information appearing under the heading “Principal Investment Strategies of the Fund” in the prospectus:
“The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in exploring for mining, processing, or dealing and investing in gold and other precious metals such as silver, platinum and palladium, as well as diamonds (the gold and precious metals sector). The Fund invests predominantly in equity securities. The principal type of equity securities purchased by the Fund is common stock.
     In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. The Fund invests up to 10% of its assets in gold bullion, which is counted toward the 80% investment requirement.
     The Fund may invest up to 100% of its net assets in foreign securities of issuers doing business in the gold and precious metals sector. The Fund invests in issuers of all market capitalizations.
     The Fund can utilize derivative instruments, including call options. The Fund can utilize call options for hedging and investment purposes. A call option is an option contract in which the buyer has the right, but not the obligation, to buy a specified quantity of a security at a specified price within a fixed period of time. For the seller of a call option, an option contract represents an obligation to sell the underlying security at the specified price if the option is exercised by the buyer. The seller is paid a premium for taking on the risk associated with the obligation.
     In selecting securities for the Fund, the portfolio manager uses fundamental, bottom-up analysis to look for companies trading at a discount to net asset value using long-term, constant commodity prices. The process helps to identify companies trading at low multiples of cash flow and earnings that provide a margin of safety when assessing downside risk. The qualitative focus of the process is centered on the quality of a company’s assets and management team. Growth in net asset value over time is an important factor for a company to continue to remain within the portfolio. Other key valuation criteria that the portfolio manager considers in valuing stocks are return on capital employed, free cash flow generation and production growth.
     Layered on top of this process is a top-down approach that considers various macroeconomic factors in determining sector allocation within the Fund and helps assess the long-term commodity prices being used in modeling the individual companies. Worldwide economic activity, inflation, supply/demand dynamics and currency market dynamics are examples of macroeconomic factors that have a direct impact on short-term price fluctuations in the precious metals space.
     The portfolio manager will consider selling a security of an issuer if, among other things, (1) a security reaches its target price; (2) a fundamental change in the company’s business strategy occurs; or (3) a more attractive investment opportunity is identified.”
Effective February 21, 2013, the following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectus:
“Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Canada Ltd.

“Portfolio Manager	Title	Length of Service on the Fund
Norman MacDonald	Portfolio Manager	2013”
GPM -SUM SUP-1 022013